NUVEEN CLOSED-END FUNDS

NOTICE OF CONTINUANCE OF INVESTMENT SUB-ADVISORY AGREEMENT

WHEREAS, Nuveen Fund Advisors, Inc. f/k/a Nuveen Asset Management, a Delaware corporation (the “Manager”) and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”) have entered into Sub-Advisory Agreements, pursuant to which the Sub-Adviser furnishes investment advisory services to the funds listed on Schedule A (the “Funds”); and

WHEREAS, pursuant to the terms of the Agreement, the Agreement shall continue in force from year to year, provided that such continuance is specifically approved for each Fund (as defined in the Agreement) at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder.

NOW THEREFORE, this Notice memorializes between the parties that the Board of Directors/Trustees of each Fund, including the independent Directors/Trustees, at a meeting called in part for the purpose of reviewing the Agreement, have approved the continuance of the Agreement with respect to each Fund until August 1, 2013, in the manner required by the Investment Company Act of 1940.

NUVEEN FUND ADVISORS, INC.

By:	/s/ Gifford R. Zimmerman
Managing Director

ATTEST:

/s/ Virginia O’Neal

NUVEEN ASSET MANAGEMENT, LLC

By:	/s/ Kevin J. McCarthy
Its:	Managing Director

ATTEST:

/s/ Virginia O’Neal

Schedule A

Fund/ticker	Date of Contract	Date of Renewal
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)	10-6-10	8-1-12
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)	10-6-10	8-1-12
Global Income & Currency Fund Inc. (GCF)	1-1-11	8-1-12
NASDAQ Premium Income & Growth Fund Inc. (QQQX)	10-28-10	8-1-12
Nuveen AMT-Free Municipal Income Fund f/k/a Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)	12-31-10	8-1-12
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)	12-31-10	8-1-12
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)	12-31-10	8-1-12
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)	12-31-10	8-1-12
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)	12-31-10	8-1-12
Nuveen Build America Bond Fund (NBB)	1-1-11	8-1-12
Nuveen Build America Bond Opportunity Fund (NBD)	1-1-11	8-1-12
Nuveen California AMT-Free Municipal Income Fund f/k/a Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)	12-31-10	8-1-12
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)	12-31-10	8-1-12
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)	12-31-10	8-1-12
Nuveen California Dividend Advantage Municipal Fund (NAC)	12-31-10	8-1-12
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)	12-31-10	8-1-12
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)	12-31-10	8-1-12
Nuveen California Municipal Value Fund 2 (NCB)	12-31-10	8-1-12
Nuveen California Municipal Value Fund, Inc. (NCA)	12-31-10	8-1-12
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	12-31-10	8-1-12
Nuveen California Premium Income Municipal Fund (NCU)	12-31-10	8-1-12
Nuveen California Quality Income Municipal Fund, Inc. (NUC)	12-31-10	8-1-12
Nuveen California Select Quality Municipal Fund, Inc. (NVC)	12-31-10	8-1-12
Nuveen California Select Tax-Free Income Portfolio (NXC)	12-31-10	8-1-12
Nuveen Connecticut Premium Income Municipal Fund (NTC)	12-31-10	8-1-12
Nuveen Core Equity Alpha Fund (JCE)	1-1-11	8-1-12
Nuveen Dividend Advantage Municipal Fund (NAD)	12-31-10	8-1-12
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)	12-31-10	8-1-12
Nuveen Dividend Advantage Municipal Fund 3 (NZF)	12-31-10	8-1-12
Nuveen Dividend Advantage Municipal Income Fund f/k/a Nuveen Insured Dividend Advantage Municipal Fund (NVG)	12-31-10	8-1-12
Nuveen Enhanced Municipal Value Fund (NEV)	12-31-10	8-1-12
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)	12-31-10	8-1-12
Nuveen Global Government Enhanced Income Fund (JGG)	12-31-10	8-1-12
Nuveen Investment Quality Municipal Fund, Inc. (NQM)	12-31-10	8-1-12
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)	12-31-10	8-1-12
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)	12-31-10	8-1-12
Nuveen Maryland Dividend Advantage Municipal Fund 3(NWI)	12-31-10	8-1-12
Nuveen Maryland Premium Income Municipal Fund (NMY)	12-31-10	8-1-12
Nuveen Massachusetts AMT-Free Municipal Income Fund f/k/a Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)	12-31-10	8-1-12
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)	12-31-10	8-1-12
Nuveen Massachusetts Premium Income Municipal Fund (NMT)	12-31-10	8-1-12
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)	12-31-10	8-1-12
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)	12-31-10	8-1-12
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)	12-31-10	8-1-12

Nuveen Missouri Premium Income Municipal Fund (NOM)	12-31-10	8-1-12
Nuveen Mortgage Opportunity Term Fund (JLS)	1-1-11	8-1-12
Nuveen Mortgage Opportunity Term Fund 2 (JMT)	1-1-11	8-1-12
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)	1-1-11	8-1-12
Nuveen Municipal Advantage Fund, Inc. (NMA)	12-31-10	8-1-12
Nuveen Municipal High Income Opportunity Fund 2 (NMD)	12-31-10	8-1-12
Nuveen Municipal High Income Opportunity Fund (NMZ)	12-31-10	8-1-12
Nuveen Municipal Income Fund, Inc. (NMI)	12-31-10	8-1-12
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)	12-31-10	8-1-12
Nuveen Municipal Opportunity Fund, Inc. f/k/a Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)	12-31-10	8-1-12
Nuveen Municipal Value Fund 2 (NUW)	12-31-10	8-1-12
Nuveen Municipal Value Fund, Inc. (NUV)	12-31-10	8-1-12
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)	12-31-10	8-1-12
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)	12-31-10	8-1-12
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)	12-31-10	8-1-12
Nuveen New Jersey Municipal Value Fund (NJV)	12-31-10	8-1-12
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)	12-31-10	8-1-12
Nuveen New York AMT-Free Municipal Income Fund f/k/a Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)	12-31-10	8-1-12
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)	12-31-10	8-1-12
Nuveen New York Dividend Advantage Municipal Fund (NAN)	12-31-10	8-1-12
Nuveen New York Dividend Advantage Municipal Income Fund f/k/a Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)	12-31-10	8-1-12
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)	12-31-10	8-1-12
Nuveen New York Municipal Value Fund 2 (NYV)	12-31-10	8-1-12
Nuveen New York Municipal Value Fund, Inc. (NNY)	12-31-10	8-1-12
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)	12-31-10	8-1-12
Nuveen New York Premium Income Municipal Fund, Inc. f/k/a Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)	12-31-10	8-1-12
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)	12-31-10	8-1-12
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)	12-31-10	8-1-12
Nuveen New York Select Tax-Free Income Portfolio (NXN)	12-31-10	8-1-12
Nuveen North Carolina Premium Income Municipal Fund (NNC)	12-31-10	8-1-12
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)	12-31-10	8-1-12
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)	12-31-10	8-1-12
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)	12-31-10	8-1-12
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)	12-31-10	8-1-12
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)	12-31-10	8-1-12
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)	12-31-10	8-1-12
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)	12-31-10	8-1-12
Nuveen Pennsylvania Municipal Value Fund (NPN)	12-31-10	8-1-12
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)	12-31-10	8-1-12
Nuveen Performance Plus Municipal Fund, Inc. (NPP)	12-31-10	8-1-12
Nuveen Preferred Income Opportunities Fund f/k/a Nuveen Multi-Strategy Income and Growth Fund (JPC)	1-23-12	8-1-12
Nuveen Premier Municipal Income Fund, Inc. (NPF)	12-31-10	8-1-12
Nuveen Premier Municipal Opportunity Fund, Inc, f/k/a Premier Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)	12-31-10	8-1-12
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)	12-31-10	8-1-12
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)	12-31-10	8-1-12
Nuveen Premium Income Municipal Fund, Inc. (NPI)	12-31-10	8-1-12
Nuveen Premium Income Municipal Opportunity Fund f/k/a Nuveen Insured Premium Income Municipal Fund 2 (NPX)	12-31-10	8-1-12

Nuveen Quality Income Municipal Fund, Inc.(NQU)	12-31-10	8-1-12
Nuveen Quality Municipal Fund, Inc. f/k/a Nuveen Insured Quality Municipal Fund, Inc. (NQI)	12-31-10	8-1-12
Nuveen Select Maturities Municipal Fund (NIM)	12-31-10	8-1-12
Nuveen Select Quality Municipal Fund, Inc. (NQS)	12-31-10	8-1-12
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)	12-31-10	8-1-12
Nuveen Select Tax-Free Income Portfolio 3 (NXR)	12-31-10	8-1-12
Nuveen Select Tax-Free Income Portfolio (NXP)	12-31-10	8-1-12
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)	1-1-11	8-1-12
Nuveen Texas Quality Income Municipal Fund (NTX)	12-31-10	8-1-12
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)	12-31-10	8-1-12
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)	12-31-10	8-1-12
Nuveen Virginia Premium Income Municipal Fund (NPV)	12-31-10	8-1-12